UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 20, 2020

Kaopu Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-194583	46-5011565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No.100-11, Sec. 1, Zhongqing Rd.,
North Dist., Taichung City 404,
Taiwan (R.O.C.)
(Address of principal executive offices, including zip code)

+852 58059452
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Dismissal of independent registered public accounting firm

On February 20, 2020, Kaopu Group, Inc. (the “Company”) dismissed Thayer O’Neal Company, LLC (“Thayer”), as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved Thayer’s dismissal on February 20, 2020.

The reports of Thayer on the Company’s financial statements as of, and for, the years ended December 31, 2017 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles except for the following: Thayer issued a going concern qualification in Thayer’s report the financial statements as of, and for, the years ended December 31, 2017 and December 31, 2018 respectively, in which Thayer indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern.

During the recent fiscal years ended December 31, 2017 and December 31, 2018, and during the subsequent interim periods through February 20, 2020, there have been no (i) disagreements between the Company and Thayer on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Thayer’s satisfaction would have caused Thayer to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Thayer with a copy of the above disclosure and requested that Thayer furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of Thayer’s letter, dated February 25, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On February 20, 2020, the Company engaged BF Borgers CPA PC (“BFB”) as the Company’s new independent registered public accounting firm. The Board of Directors approved the engagement of BFB on February 20, 2020.

During the recent fiscal years ended December 31, 2017 and December 31, 2018 and during the subsequent interim periods through February 20, 2020, the Company did not consult with BFB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.1	Letter dated February 25, 2020 From Thayer O’Neal Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020	Kaopu Group, Inc.
(Registrant)

	By:	/s/ Tsai Ko
Tsai Ko, Chief Executive Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated February 25, 2020 From Thayer O’Neal Company LLC